Filed pursuant to Rule 497

File No. 333-228720

Rule 482ad

March 5, 2021

Gladstone Capital Corporation Prices Offering of Additional $50 million of 5.125% Notes due 2026 with a Yield-to-Maturity of Approximately 4.288%

McLean, VA, March 5, 2021: Gladstone Capital Corporation (Nasdaq: GLAD) (the “Company”) today announced that it priced a public offering of an additional $50 million in aggregate principal amount of 5.125% notes due 2026 (the “Notes”). The Notes will be issued at a price of 103.639% of the aggregate principal amount of the Notes, resulting in a yield-to-maturity of approximately 4.288%. Raymond James & Associates, Inc. is acting as sole book-running manager for this offering.

Purchasers will be required to pay accrued and unpaid interest on the Notes from December 15, 2020 up to, but not including, the date of delivery of the Notes. On July 31, 2021, the Company will pay this pre-issuance accrued interest on the Notes to the holders of the Notes as of the applicable record date, along with interest accrued on the Notes from the date of delivery to such interest payment date.

The Notes will constitute a further issuance of, have the same terms as, rank equally in right of payment with, and be fungible and form a single series with the $100 million in aggregate principal amount of the 5.125% notes due 2026 that the Company initially issued on December 15, 2020. Upon the issuance of the Notes, the outstanding aggregate principal amount of the Company’s 5.125% notes due 2026 will be $150 million.

The Notes will bear interest at a rate of 5.125% per year payable semi-annually on January 31 and July 31 of each year, beginning July 31, 2021. The Notes will mature on January 31, 2026, and may be redeemed in whole or in part at any time or from time to time at the Company’s option at par plus a “make-whole” premium, if applicable. The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered on or about March 10, 2021.

The Company intends to use the net proceeds from this offering to repay a portion of the amount outstanding under its credit facility, to fund new investment opportunities, and for other general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The prospectus supplement, dated March 5, 2021, and the accompanying prospectus, dated February 5, 2019, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration filed with the SEC (File No. 333–228720).

To obtain a copy of the prospectus supplement for this offering and the accompanying prospectus, please contact: Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, email: prospectus@raymondjames.com or by calling 800-248-8863.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Capital Corporation: Gladstone Capital Corporation is a publicly traded business development company that invests in debt and equity securities consisting primarily of secured first and second lien term loans to lower middle market businesses in the United States.

Forward-Looking Statements

This press release contains statements as to the Company’s intentions and expectations of the outcome of future events that are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These statements relate to the offering of Notes and the anticipated use of the net proceeds by the Company. No assurance can be given that the transaction discussed above will be completed on the terms described, or at all. Completion of the offering on the terms described, and the application of net proceeds, are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For a description of certain risks to which the Company is or may be subject, please refer to the factors discussed under the captions “Forward-Looking Statements” and “Risk Factors” and other similar headings included in the Company’s filings with the SEC (accessible at www.sec.gov).

CONTACT: For further information: Gladstone Capital Corporation, 703-287-5898.